UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
May 11, 2011
______________________

GENERAL MARITIME CORPORATION
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

REPUBLIC OF THE MARSHALL ISLANDS
(STATE OR OTHER JURISDICTION OF INCORPORATION)

001-34228	66-071-6485
(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

299 Park Avenue
New York, New York 10171
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(212) 763-5600
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Not Applicable
(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

The Company today made available on its website at www.generalmaritimecorp.com estimates for its expected results in 2011 with respect to the following items:

2011 Estimate

Estimated Direct Vessel Operating Expenses for the remaining three quarters (1)	$82,500,000
- Aframax per day	8,674
- Suezmax per day	8,322
- VLCC per day	10,018
- Panamax per day	7,231
- Handymax per day	7,202
Estimated General and Administrative Expenses for the remaining three quarters (2)	28,900,000
Estimated Restricted Stock Compensation Expense for the remaining three quarters (2)	5,900,000
Estimated Depreciation and Amortization for the remaining three quarters (3)	71,400,000
Estimated Drydocking Costs for the remaining three quarters (4)	10,000,000
Estimated Capital Improvements and In-Water Surveys Cost for the remaining three quarters (4)	4,300,000
Estimated Bareboat Charter Expense for the remaining three quarters (5)	5,400,000

(1) Estimated Direct Vessel Operating Expenses are based on management’s estimates and budgets submitted by the Company’s technical management department.

(2) Estimated General and Administrative Expenses are based on a budget and may vary, including expenses for incentive compensation.

(3) Estimated Depreciation & Amortization are based on the acquisition value of the current fleet and the remaining life at that time.

(4) Estimated Drydocking represents budgeted drydocking expenditure and timing based on management estimates; assumes sale of the Genmar Progress in April 2011. Three vessels are scheduled for drydocking in the remaining three quarters of 2011. The Company estimates a total of approximately 146 offhire days remaining in 2011. Actual offhire days include scheduled drydocking as well as unscheduled maintenance on certain vessels.

(5) Relates to the sale leaseback of three vessels based on contracted terms of $6,500 per day.

The Company also disclosed the following information on its website at www.generalmaritimecorp.com:

Currently, 43% of the Company’s expected operating days for 2011 have been booked on time charters.

The Company’s estimates are subject to change, and actual results may differ significantly from these estimates.

The information set forth under Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995

This current report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management's current expectations and observations. Included among the factors that, in the Company's view, could cause actual results to differ materially from the forward looking statements contained in this current report on Form 8-K are the following: loss or reduction in business from the Company’s significant customers; the failure of the Company’s significant customers to perform their obligations owed to us; changes in demand; a material decline or prolonged weakness in rates in the tanker market; changes in production of or demand for oil and petroleum products, generally or in particular regions; greater than anticipated levels of tanker newbuilding orders or lower than anticipated rates of tanker scrapping; changes in rules and regulations applicable to the tanker industry, including, without limitation, legislation adopted by international organizations such as the International Maritime Organization and the European Union or by individual countries; actions taken by regulatory authorities; actions by the courts, the U.S. Coast Guard, the U.S. Department of Justice or other governmental authorities and the results of the legal proceedings to which the Company or any of its vessels may be subject; changes in trading patterns significantly impacting overall tanker tonnage requirements; changes in the typical seasonal variations in tanker charter rates; changes in the cost of other modes of oil transportation; changes in oil transportation technology; increases in costs including without limitation: crew wages, insurance, provisions, repairs and maintenance; changes in general domestic and international political conditions; changes in the condition of the Company's vessels or applicable maintenance or regulatory standards (which may affect, among other things, the Company's anticipated drydocking or maintenance and repair costs); changes in the itineraries of the Company’s vessels; adverse changes in foreign currency exchange rates affecting the Company’s expenses; financial market conditions; and other factors listed from time to time in the Company’s filings with the Securities and Exchange Commission, including, without limitation, its Annual Report on Form 10-K for the year ended December 31, 2010 and subsequent reports on Form 10-Q and Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MARITIME CORPORATION
(Registrant)

By:	/s/ Jeffrey D. Pribor
Name:	Jeffrey D. Pribor
Title:	Executive Vice President, Chief Financial Officer

Date: May 11, 2011